Exhibit 99.5

Georgia-Pacific Corporation

Consumer Products Plants and Mills

Capacities are stated as of December 28, 2002

	Primary Tissue	Tissue Converting		Primary Tissue	Tissue Converting
Tissue Production Facilities	25	35	International	capacity tons
North American capacity	3,033,800	3,149,100	Finland
International capacity	906,300	1,104,900	Ikaalinen	—	6,800
Total annual capacity	3,940,100	4,254,000	Nokia	103,000	83,600
2002 Shipments	3,732,789	3,441,775
			France
North America	capacity tons		Gien	151,000	87,800
Alabama			Hondouville	88,000	110,100
Naheloa	277,000	278,000	Kunheim	78,500	112,200
			Sotteville	—	111,000
Arkansas
Crossett	256,500	227,500	Greece
			Athens	—	24,600
Florida			Patras	20,000	—
Palatka	218,700	165,300
			Ireland
Georgia			Dublin	—	31,000
Rincon	430,000	434,800
			Italy
Louisiana			Avigliano	—	8,000
Port Hudson	94,800	44,500	Castelnuova	50,500	66,500

Maine			Netherlands
Old Town	90,000	103,000	Cuijk	56,600	97,000

New York			Russia
Plattsburgh	148,800	127,200	Ivanteevka	—	7,900

Oklahoma			Spain
Muskogee	345,000	364,600	Allo	117,800	96,900
			Canary Islands	—	4,800
Oregon
Halsey	107,000	144,000	United Kingdom
Wauna	200,000	182,500	Bridgend	85,400	84,500
			Horwich	—	81,100
Washington			Newcastle	—	12,700
Bellingham	89,000	81,000	Oughtibridge	41,600	67,300
Camas	159,000	198,100	Stubbins	113,900	—
			Wrexham	—	11,100
Wisconsin
Green Bay (East)	192,000	189,500	China
Green Bay (West)	426,000	549,500	Shanghai*	—	16,000

Mexico			Turkey
Monterrey	—	4,900	Karamursel*	95,900	62,800
Toluca	—	54,700

*	Unconsolidated Joint Venture capacity and shipments not included in totals.

Georgia-Pacific Corporation

Consumer Products Plants and Mills

Capacities are stated as of December 28, 2002

Tableware Plants: 12		Airlaid Plants: 4
58,200,000	cases annual capacity	64,500	tons annual capacity
41,585,300	cases 2002 shipments	49,500	tons 2002 shipments

	capacity cases		capacity tons
Arkansas		Wisconsin
Fort Smith	4,100,000	Green Bay (East)	15,000
		Green Bay (West)	25,000
California
Los Angeles	5,300,000	France
		Gien	10,500
Kentucky
Bowling Green	2,900,000	Italy
Lexington	12,300,000	Avigilano	14,000

Massachusetts
Leominster	4,500,000	Polyethylene Film Plant: 1

Michigan		21,000,000	lbs. annual capacity
Epic	4,500,000	21,460,000	lbs. 2002 shipments

			capacity lbs.
Ohio		North Carolina
Sandusky	1,800,000	Hamlet	21,000,000

Pennsylvania
Lehigh Valley	11,100,000
		Polyethylene Wrapping Plant: 1
South Carolina		7,000	tons annual capacity
Darlington	6,500,000	6,700	tons 2002 shipments

			capacity tons
Canada		New York
Bentworth, Ontario	2,500,000	Warwick	7,000
Brampton, Ontario	2,000,000
Edmonton, Alberta	700,000

Other Consumer Products Facilities: 8

Nonwoven Plant: 1
2,500	tons annual capacity	Closed Lignin Chemical Plants: 2
2,100	tons 2002 shipments	35,400	tons 2002 shipments

	capacity tons		capacity tons
Wisconsin		Texas
Green Bay (West)	2,500	Houston

		Washington
Cotton Converting: 1		Bellingham
3,500	tons annual capacity
3,100	tons 2002 shipments

	capacity tons
France
Brionne	3,500

Georgia-Pacific Corporation

Packaging Plants and Mills

Capacities are stated as of December 28, 2002

Containerboard Mills : 4		Iowa
linerboard (L) and medium (M)		Dubuque	100,500
3,786,600	tons annual capacity
3,542,300	tons 2002 shipments	Louisiana West Monroe	119,400

	capacity tons
Georgia
Cedar Springs (L)	896,600	Massachusetts
Cedar Springs (M)	268,700	Franklin	67,000

Mississippi		Michigan
Monticello (L)	1,114,000	Milan	84,000
		Owosso	76,000
Oregon
Toledo (L)	539,100	Missouri
Toledo (M)	358,000	Kansas City	73,500

South Carolina		New York
Sonoco (M)*	187,500	Schenectady	87,400

Virginia		North Carolina
Big Island (L)	271,400	Asheboro	100,700
Big Island (M)	338,800
		Ohio
* Unconsolidated Joint Venture capacity and shipments not included in totals.		Akron	75,000
		Cincinnati	84,500
		Circleville	97,500
		Cleveland	77,900
Corrugated Box Plants: 34
2,931,900	tons annual capacity	Pennsylvania Bradford Mount Wolf	81,000 74,700
2,371,300	tons 2002 shipments

	capacity tons
Alabama		Philadelphia	60,000
Huntsville	90,000
		South Carolina
California		Spartanburg	93,000
Buena Park	133,500
Madera	96,300	Tennessee
Modesto	86,300	Chattanooga*	50,000
San Francisco	115,000	Cleveland	82,100
		Memphis	70,000
Florida
Lake Placid	75,000	Texas
		Waxahachie	90,000
Georgia
Albany	142,600	Virginia
Augusta	78,000	Martinsville	96,000
Doraville	70,000
		Washington
Illinois		Olympia	62,000
Chicago	81,000
Mount Olive	97,000	Wisconsin
		Sheboygan	65,000

*Purchased remaining equity in Joint Venture 4Q

Georgia-Pacific Corporation

Packaging Plants and Mills

Capacities are stated as of December 28, 2002

Corrugated Sheetfeeder Plants: 10		Corrugated Sheet Plant: 2
686,200	tons annual capacity	28,000	tons annual capacity
557,000	tons 2002 shipments	26,600	tons 2002 shipments

	capacity tons		capacity tons
Alabama		Iowa
Tarrant City	65,000	Monticello	16,000

California		Wisconsin
Anaheim	72,000	Oshkosh	12,000

Indiana
Indianapolis	42,000
		Other Operations: 7
Michigan		204,000	tons annual capacity
Albion	54,200	158,700	tons 2002 shipments

			capacity tons
New Jersey		California: Madera
Milford	93,000	Graphics: Coralure	25,000

New Mexico		California: Fresno
Santa Teresa	64,000	Specialty coatings	17,000

New York		California: Visalia
Batavia	72,000	Graphics: Litho-Laminated	18,000

Ohio		Georgia: Valdosta
West Chester	75,000	Preprinted linerboard	30,000

Tennessee		Indiana: Richmond
Lebanon	77,000	Graphics: Litho-Laminated	55,000

Texas		Mississippi: Pelahatchie
Denton	72,000	Graphics: Litho-Laminated	25,000

		Ohio: West Chester
		Specialty coatings	34,000

Georgia-Pacific Corporation

Bleached Pulp and Paper Plants and Mills

Capacities are stated as of December 28, 2002

Market Pulp Mills: 3		Paperboard Facilities: 3
Hardwood (HW), Softwood (SW), Fluff (F)		bleached board (B), kraft paper (K) linerboard (L):
1,644,200	tons annual capacity	850,700	tons annual capacity
1,539,600	tons 2002 shipments	864,700	tons 2002 shipments

	capacity tons		capacity tons
Georgia		Alabama
Brunswick (F)	826,000	Naheloa (B)	305,000

Maine		Arkansas
Old Town (HW)	190,000	Crossett (B)	210,000
		Crossett (L)	40,000
Mississippi
New Augusta (SW)	628,200	Florida
		Palatka (K)	259,700
		Palatka (L)	36,000

Communication Papers Mills: 4
1,180,000	tons annual capacity
1,162,200	tons 2002 shipments	Poly Coating Plant: 2

	capacity tons	240,000	tons annual capacity
Arkansas		152,500	tons 2002 shipments

Crossett	170,000		capacity tons
		Arkansas
Louisiana		Crossett	140,000
Port Hudson	592,000
		Georgia
Oregon		St. Marys	100,000
Wauna	113,000

Washington
Camas	305,000

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Structural Panel Plants: 26		Oriented Strand Board Plants: 6
		2,185,000,000	sq. ft. annual capacity, 3/8” basis
Softwood Plywood Plants: 20		2,271,916,000	sq. ft. 2002 shipments

6,556,000,000	sq. ft. annual capacity, 3/8” basis		capacity sq. ft
5,064,637,000	sq. ft. 2002 shipments	Arkansas

	capacity sq. ft	Fordyce	500,000,000
Alabama
Peterman	315,000,000	Mississippi
Talladega	322,000,000	Grenada	375,000,000

Arkansas		North Carolina
Crossett (2 plants)	680,000,000	Dudley	170,000,000
Fordyce	310,000,000
		Virginia
Florida		Brookneal	400,000,000
Hawthorne	370,000,000	Skippers	365,000,000

Georgia		West Virginia
Madison	367,000,000	Mount Hope	375,000,000
Monticello	347,000,000
Warm Springs	340,000,000

Louisiana
Logansport	250,000,000	Industrial Panel Plants: 17
Urania*	200,000,000
		Particleboard plants: 8
		1,362,000,000	sq. ft. annual capacity, 3/4” basis
Mississippi		961,686,000	sq. ft. 2002 shipments

Gloster	285,000,000		capacity sq. ft
Louisville	290,000,000	Georgia
Taylorsville	355,000,000	Monticello	62,000,000
		Vienna	150,000,000
North Carolina
Dudley	366,000,000	Michigan
Whiteville	328,000,000	Gaylord	270,000,000

South Carolina		Mississippi
Prosperity	250,000,000	Louisville	160,000,000
Russellville	260,000,000	Oxford	200,000,000
		Taylorsville	185,000,000
Texas
Bon Wier*	260,000,000	South Carolina
Cleveland	325,000,000	Russellville	185,000,000

Virginia		Canada
Emporia	336,000,000	Bancroft, Ontario	150,000,000

* Plant has been indefinitely idled.

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Hardboard plants: 3		Medium-Density Fiberboard plants: 3
660,000,000	sq. ft. annual capacity, 1/8” basis	296,000,000	sq. ft. annual capacity, 3/4” basis
492,731,000	sq. ft. 2002 shipments	279,648,000	sq. ft. 2002 shipments

	capacity sq. ft		capacity sq. ft
Minnesota		Georgia
Duluth	280,000,000	Monticello	36,000,000

South Carolina		South Carolina
Catawba	290,000,000	Holly Hill	100,000,000

Wisconsin		Canada
Phillips	90,000,000	Sault Sainte Marie, Ontario	160,000,000

Hardwood Plywood plants: 2
395,000,000	bd. ft. annual capacity, surface measure basis	Other Wood Panel Plants: 2
296,126,000	bd. ft. 2002 shipments

	capacity bd ft.	Panel Processing operations: 2
Georgia		228,000,000	sq. ft. annual capacity
Savannah	155,000,000	108,878,000	sq. ft. 2002 shipments

			capacity bd ft.
Oregon		Mississippi
Eugene	240,000,000	Eupora (cut-to-size)	28,000,000
		Oxford (thermally fused melamine)	200,000,000

Softboard plant: 1
250,000,000	sq. ft. annual capacity, 1/2” basis
212,041,000	sq. ft. 2002 shipments

	capacity sq. ft
Virginia
Jarratt	250,000,000

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Lumber Mills: 31
		Georgia
Southern Pine Sawmills: 18		Monticello	74,000,000
1,601,500,000	bd. ft. annual capacity
1,329,655,000	bd. ft. 2002 shipments	Mississippi

	capacity bd ft.	Taylorsville	67,000,000
Alabama
Fayette	122,000,000	South Carolina
		Russellville	72,000,000
Arkansas
Eldorado	110,000,000	Texas
		Cleveland	90,000,000
Florida
Cross City	100,000,000
Palatka	76,000,000

Georgia Claxton Sterling*	85,000,000 106,000,000	Western Softwood sawmills: 2
		346,000,000	bd. ft. annual capacity
		392,821,000	bd. ft. 2002 shipments

Warrenton	85,000,000		capacity bd ft.
		Oregon
Mississippi		Coos Bay	200,000,000
Bay Springs	123,500,000	Philomath	146,000,000
Columbia	115,000,000
New Augusta	100,000,000
Roxie**	104,500,000
		Southern Hardwood sawmills: 1
North Carolina Ahoskie	78,000,000	20,000,000	bd. ft. annual capacity
		21,704,000	bd. ft. 2002 shipments

Creedmoor	71,000,000		capacity bd ft.
Dudley	83,500,000	North Carolina
Whiteville	72,000,000	Enfield	20,000,000

South Carolina
McCormick	50,000,000
Prosperity	85,000,000
		Appalachian Hardwood sawmills: 5
Virginia		92,400,000	bd. ft. annual capacity
Wakefield	35,000,000	93,741,000	bd. ft. 2002 shipments

			capacity bd ft.
* CNS indefinitely idled.		Pennsylvania
** Plant has been indefinitely idled.		Marble	18,000,000

		Virginia
		Buena Vista	14,000,000
Southern Pine Stud mills: 5
373,000,000	bd. ft. annual capacity	West Virginia Green Valley	30,000,000
238,991,000	bd. ft. 2002 shipments

	capacity bd ft.	Rainelle	15,400,000
Arkansas		Richwood	15,000,000
Crossett	70,000,000

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Other Lumber Facilities: 11		Pressure Treating facilities: 6
		309,000,000	bd. ft. annual capacity
Laminated Veneer Lumber mill: 1		256,680,000	bd. ft. 2002 shipments*

5,200,000	cu. ft. annual capacity		capacity bd ft.
5,054,000	cu. ft. 2002 shipments	Alabama

	capacity cu ft.	Athens	46,500,000
North Carolina
Roxboro	5,200,000	Georgia
		Pearson**	40,000,000
		Sterling	30,000,000

		North Carolina
Lumber Planing operations: 2		Henderson	90,300,000
50,000,000	sq. ft. annual capacity	Roanoke Rapids**	43,700,000
31,724,000	sq. ft. 2002 shipments

	capacity sq. ft.	South Carolina
Mississippi		Rock Hill	58,500,000
Tylertown	27,000,000

Virginia		* 2002 shipments do not include contract treating facilities
Suffolk	23,000,000	** Plant has been indefinitely idled.

I Beam manufacturing operations: 2
48,000,000	l. ft. annual capacity
41,535,000	l. ft. 2002 shipments

	capacity l. ft.
Florida
Ocala	24,000,000

North Carolina
Roxboro	24,000,000

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Gypsum Board Plants: 18		Other Gypsum Plants: 16
6,546,000,000	sq. ft. annual capacity, 3/8” basis
3,785,059,000	sq. ft. 2002 shipments	Fire Door Core Plants: 2

	capacity sq. ft.	650,000	cores annual capacity
California		295,300	cores 2002 shipments

Antioch	340,000,000		capacity cores
Long Beach	330,000,000	Missouri
		Cuba	335,000
Georgia
Brunswick	570,000,000	Oregon
Savannah*	300,000,000	Canby	315,000

Indiana
Wheatfield	500,000,000
		Gypsum Joint System Plants: 5
Iowa		131,000	tons annual capacity
Fort Dodge	390,000,000	58,600	tons 2002 shipments

			capacity tons
Kansas		Florida
Blue Rapids*	160,000,000	Fort Lauderdale	14,000

Nevada		Georgia
Las Vegas	270,000,000	Marietta	39,000

New Hampshire		Texas
Newington	600,000,000	Acme (at gypsum board plant)	30,000

New Jersey		Virginia
Camden	316,000,000	Milford	28,000

Texas		Canada
Acme	645,000,000	Longueuil, Quebec	20,000
Sweetwater	320,000,000

Utah
Sigurd*	160,000,000	Gypsum Paperboard Plants: 3
		251,000	tons annual capacity
Washington		214,100	tons 2002 shipments

Tacoma	400,000,000		capacity tons
		California
Wyoming		San Leandro	72,000
Lovell	300,000,000
		Oklahoma
Canada		Pryor	69,000
Caledonia, Ontario	475,000,000
Edmonton, Alberta	250,000,000	Canada
Surrey, British Columbia	220,000,000	Thorold, Ontario	110,000

* Plant has been indefinitely idled.

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Gypsum Plaster Mills (at gypsum board mills): 6
568,000	tons annual capacity
462,600	tons 2002 shipments

capacity tons
California
Antioch	30,000
Long Beach	70,000

Georgia
Brunswick	30,000

Kansas
Blue Rapids	248,000

Nevada
Las Vegas	150,000

New Jersey
Camden	40,000

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Chemicals

Formaldehyde Plants: 14		Thermosetting Resin Plants: 17
2,571,000,000	lbs. annual capacity	3,874,000,000	lbs. annual capacity
2,246,566,000	lbs. 2002 shipments	3,486,001,000	lbs. 2002 shipments

	capacity lbs.		capacity lbs.
Arkansas		Arkansas
Crossett (2 plants)	180,000,000	Crossett	258,000,000

Georgia		California
Vienna	120,000,000	Elk Grove	55,000,000
		Ukiah*	160,000,000
Michigan
Beaver Creek	145,000,000	Georgia
		Savannah (Port Wentworth)	180,000,000
Mississippi		Vienna	250,000,000
Louisville	150,000,000
Taylorsville	290,000,000	Michigan
		Beaver Creek	251,000,000
North Carolina
Conway	159,000,000	Mississippi
Healing Springs	175,000,000	Louisville	295,000,000
		Taylorsville	225,000,000
Ohio
Columbus (2 plants)	235,000,000	North Carolina
		Conway	375,000,000
Oregon
Albany	178,000,000	Ohio
White City	288,000,000	Columbus	110,000,000

South Carolina		Oregon
Russellville	278,000,000	Albany	235,000,000
		Eugene	160,000,000
Texas		White City	235,000,000
Lufkin	145,000,000
		South Carolina
South Africa		Russellville	325,000,000
Umbogintwini, Natal**	108,000,000
		Texas
South America		Lufkin	330,000,000
Concordia, Argentina	77,000,000
Concepcion, Chile	151,000,000	South Africa
		Umbogintwini, Natal**	168,000,000

		South America
		Concordia, Argentina	143,000,000
		Concepcion, Chile	287,000,000

* Plant closed in January 2003.
** Unconsolidated Joint Venture capacity and shipments not included in totals.

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Tall Oil and Specialty Chemical Plants: 2		Roofing Plant—Felt: 1
408,000,000	lbs. annual capacity	30,000	tons annual capacity
315,604,000	lbs. 2002 shipments	20,900	tons 2002 shipments

	capacity lbs.		capacity tons
Arkansas: Crossett (2 plants)		Oklahoma
Tall oil	34,000,000	Pryor	30,000

Tall oil distillations	220,000,000

Rosin derivatives	18,000,000

Rosin size	107,000,000

Illinois: Chicago
Tall oil	29,000,000

Georgia-Pacific Corporation

Building Products Plants and Mills

Capacities are stated as of December 28, 2002

Building Products Distribution Centers: 64

Domestic: 63			Canada: 1

Alabama	Maine	Oregon	British Columbia
Birmingham	Portland	Portland	Vancouver

Arkansas	Maryland	Pennsylvania
Little Rock	Baltimore	Allentown
Pittsburgh
California	Massachusetts
Fremont	Bellingham	South Carolina
Los Angeles		Charleston
Riverside	Michigan
Sacramento	Detroit	South Dakota
San Diego	Grand Rapids	Sioux Falls

Colorado	Minnesota	Tennessee
Denver	Minneapolis	Erwin
	St. Paul	Memphis
Connecticut		Nashville
Newton	Mississippi
	Jackson	Texas
Florida		El Paso
Jacksonville	Missouri	Fort Worth
Lake City	Kansas City	Harlingen
Miami	Springfield	Houston
Pensacola	St. Louis	Lubbock
Tampa		San Antonio
New Jersey
Georgia	Denville	Vermont
Atlanta		Burlington
New Mexico
Idaho	Albuquerque	Virginia
Boise		Norfolk
	New York	Richmond
Illinois	Buffalo
Chicago	Long Island	Washington
Seattle
Indiana	North Carolina
Elkhart	Charlotte	Wisconsin
	Raleigh	Wausau
Iowa	Whiteville
Des Moines
North Dakota
Kentucky	Fargo
Florence
Ohio
Louisiana	Akron
Baton Rouge
New Orleans	Oklahoma
Shreveport	Tulsa